EXHIBIT 99.3
POINT LOMA SURGICAL CENTER, L.P.
FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 2005 AND 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Partners of
Point Loma Surgical Center, L.P.
We have audited the accompanying balance sheet of Point Loma Surgical Center, L.P. (a California limited partnership) as of December 31, 2005 and 2004, and the related statements of operations and changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Point Loma Surgical Center, L.P. as of December 31, 2005 and 2004, the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mendoza Berger & Company, LLP
Irvine, California
October 6, 2006

POINT LOMA SURGICAL CENTER, L.P.
BALANCE SHEETS
DECEMBER 31, 2005 AND 2004

	2005	2004

ASSETS
Cash and cash equivalents	$627,927	$510,441
Accounts receivable, net	2,151,749	1,975,275
Prepaid expenses	23,932	4,508

Total current assets	2,803,608	2,490,224

Fixed assets, net of accumulated depreciation	559,769	735,284

Total assets	$3,363,377	$3,225,508

LIABILITIES AND PARTNERS’ CAPITAL

Accounts payable and accrued expenses	$54,020	$83,335

Total current liabilities	54,020	83,335

Commitments	—	—

Partners’ capital	3,309,357	3,142,173

Total liabilities and partners’ capital	$3,363,377	$3,225,508

The accompanying notes are an integral part of these financial statements

POINT LOMA SURGICAL CENTER, L.P.
STATEMENTS OF OPERATIONS AND PARTNERS’ CAPITAL
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

Revenues
Net revenue	$2,820,108	$4,555,879

Operating expenses:
Medical equipment and surgical supplies	1,157,209	1,965,310
Office and other administration	294,366	312,022
Salaries and wages	233,134	276,549
Depreciation	175,515	190,348
Rent	156,694	73,607
Medical management fee	129,091	183,346
Advertising and marketing	25,091	41,693

Total operating expenses	2,171,100	3,042,875

Net income	649,008	1,513,004

Partners’ capital, beginning of year	3,142,173	3,159,169

Partners’ distributions	(481,824)	(1,530,000)

Partners’ capital, end of year	$3,309,357	$3,142,173

The accompanying notes are an integral part of these financial statements

POINT LOMA SURGICAL CENTER, L.P.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

Cash flows from operating activities:
Net income	$649,008	$1,513,004
Adjustments to reconcile net income (loss) to net cash provided by (used) in operating activities:
Depreciation	175,515	190,348
Changes in operating assets and liabilities:
Accounts receivable	(176,474)	(693,130)
Prepaid expenses	(19,424)	(4,508)
Accounts payable and accrued expenses	(29,315)	37,954

Net cash provided by operating activities	599,310	1,043,668

Cash flows from financing activities:
Partners’ distributions	(481,824)	(1,530,000)

Net cash used in financing activities	(481,824)	(1,530,000)

Net increase (decrease) in cash and cash equivalents	117,486	(486,332)

Cash and cash equivalents, beginning of year	510,441	996,773

Cash and cash equivalents, end of year	$627,927	$510,441

The accompanying notes are an integral part of these financial statements

POINT LOMA SURGICAL CENTER, L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

1.	BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Business
Point Loma Surgical Center, L.P. (the Partnership) operates an outpatient medical surgical center in San Diego, California. Medical doctors conduct outpatient surgical procedures at the facility, located at 3434 Midway Dive, San Diego, California.
     Organization
The Partnership was organized in California on August 26, 1994 and conducts business in a limited partnership format. The general partner and summary of the limited partners owning a greater than 2% interest, as well as their ownership percentages at December 31, 2005, are stated below:

Surgical Ventures, Inc. (general partner)	1%
Dr. David Kupfer	78%
Dr. Richard Richley	5%
Dr. William Shoemaker	5%
Dr. Howard Tung	3%
Dr. James McSweeney	3%
All other limited partners	5%

Total	100%

     Basis of Accounting
The financial statements are prepared on the accrual method of accounting and in conformity with United States generally accepted accounting principles.
     Revenue Recognition
In general, the Partnership records revenue upon the completion of the underlying surgical procedure. The revenue is recorded net of contractual allowances and net of the estimate of what the Partnership believes it will actually collect. In addition, there are instances when the uncertainty of receiving the revenue warrants the Partnership to recognize such revenue only upon its receipt.

POINT LOMA SURGICAL CENTER, L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

1.	BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Medical Surgical Supplies
The Partnership maintains medical surgical supplies for use in the normal course of its business. The supplies themselves do not generate revenue but are an integral component that allows the Partnership to conduct its business. Medical supplies are recorded at cost and they are expensed when purchased.
     Medical Equipment, Computers and Office Equipment and Depreciation
Medical equipment, computers and office related equipment with a cost in excess of $1,000 are capitalized and depreciated over their estimated useful life. These assets are generally depreciated over a period of seven years using the straight line method and salvage value is considered zero.
     Leasehold Improvement and Depreciation
The Partnership leases its facility under a noncancelable operating lease. In years 2001 and 2002, the Partnership incurred leasehold improvements to the facility. These leasehold improvements are depreciated over the term of its operating lease of seven years using the straight line method. Salvage value is considered zero.
     Long-Lived Assets
Each year the Partnership evaluates the carrying value of its long-lived assets to determine if the asset’s carrying value is impaired or not. If necessary the Partnership writes down the asset to its estimated fair value if it is less than the asset’s carrying value. For the years ended December 31, 2005 and 2004, the Partnership did not recognize an impairment loss.
     Use of Estimates
In preparing its financial statements in conformity with generally accepted accounting principles in the United States of America, the Partnership makes certain estimates and assumptions that affect the reported amount of assets, liabilities, revenues, expenses and disclosures. The actual results could differ from its estimates. Any adjustments to the estimated amounts are recognized in the year in which the adjustments are determined.

POINT LOMA SURGICAL CENTER, L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

1. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
      Cash and Cash Equivalents
The Partnership classifies certificates of deposits and securities with original maturities of three months or less as cash equivalents. The amount for cash in the financial statements does not have any restriction and is immediately available for use.
      Concentration of Credit Risk
Financial instruments that potentially subject the Partnership to concentration of credit risk consist of temporary cash held with a financial institution. The Partnership places its temporary cash with financial institutions that are federally insured, however at December 31, 2005 and 2004, the Partnership had an excess of $982,388 and $335,478, respectively, on deposit with one financial institution in excess of the maximum federal insurance coverage.
      Income Taxes
The Partnership does not record a provision for federal or state income taxes because it is not subject to income taxes. The partners are required to include their proportionate share of income in their corporate or individual income tax return.
2. RELATED PARTY TRANSACTIONS
      Elite Surgical Management, Inc.
The general non-medical administration of the business is facilitated by Elite Surgical Management, Inc. (ESM) which is owned 100% by Dr. David Kupfer, a related party. ESM invoices the Partnership for the cost to facilitate the non-medical administration.
The costs for the years ended December 31, 2005 and 2004 amounted to $294,366 and $312,022, respectively, and are included in the Partnership’s statements of operations under the caption Office and Other Administration.
      Surgical Ventures, Inc.
The Partnership’s general partner is Surgical Ventures, Inc. (SVI), which is owned 100% by Dr. David Kupfer. SVI is paid a management fee based on the actual revenue collected and is reflected in the accompanying financial statements under the caption Medical Management Fee. For the years ended December 31, 2005 and 2004, this fee was $129,091 and $183,346, respectively.

POINT LOMA SURGICAL CENTER, L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

2. RELATED PARTY TRANSACTIONS (Continued)
      Leased Facility
The Partnership rents its facility from Dr. Richard Richley, who is also a 5% limited partner in the Partnership. This operating lease is non-cancelable and is for a period of five years. The lease expires in 2008 and may be renewed at the option of the Partnership for one additional term. During the years ended December 31, 2005 and 2004, the Partnership paid $184,346 and $217,864, respectively, to rent its facility.
Under the conditions of the lease agreement, the Partnership is obligated for future minimum lease obligations as follows:

For the Year Ending December 31:	Amount

2006	$267,869
2007	150,558
2008	27,819

$446,246

3. FIXED ASSETS
At December 31, 2005 and 2004, fixed assets consisted of the following:

	2005	2004

Leasehold improvements	$837,562	$837,562
Medical equipment	478,975	478,975
Office furniture and equipment	95,260	95,260

	1,411,797	1,411,797
Less: accumulated depreciation	(852,028)	(676,513)

	$559,769	$735,284

POINT LOMA SURGICAL CENTER, L.P.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

4. SUBSEQUENT EVENTS
On December 2, 2005, Tri-Isthmus Group, Inc., (TIG) through a newly created indirect subsidiary, (the Company) entered into a purchase agreements to acquire a 19.99% controlling interest in the Partnership through existing partnership interests owned by Surgical Ventures, Inc., and Dr. David Kupfer.
On March 13, 2006, an amendment to the purchase agreement further allows the Company the right to purchase an additional 31.01% interest in the Partnership from Dr. David Kupfer, upon the satisfaction of certain closing conditions, as described in the amendment. This transaction has not yet closed.

Point Loma Surgical Center, L.P.
Statement of Operations and Partners’ Capital
for the nine months ended September 30, 2006
(Unaudited)

Revenues
Net revenue	$1,383,136

Costs and other deductions
Cost of revenue	916,726
Advertising and marketing	14,877
Depreciation	131,636
Medical management fee	75,000
Rent	163,737
Salaries and wages	119,273
Office and administration	69,255

Total costs and other deductions	1,490,504

Net income from operations	(107,368)

Partners’ capital at beginning of period	3,309,357

Partners’ capital at end of period	$3,201,989

Point Loma Surgical Center, L.P.
Balance Sheet
September 30, 2006
(Unaudited)

Assets
Cash	$544,912
Accounts receivable, net	2,242,911
Prepaid expenses	5,983

Total current assets	2,793,806

Fixed assets, net of accumulated depreciation	428,133

Other assets	36,999

Total assets	3,258,938

Liabilities and partners’ capital
Accounts and accrued payables	56,949
Accrued management fees	—

Total current liabilities	56,949

Commitments	—

Total liabilities	56,949

Partners’ capital	3,201,989

Total liability and partners’ capital	$3,258,938

Point Loma Surgical Center, L.P.
Statement of Cash Flows
for the nine months ended September 30, 2006
(Unaudited)

Operating Activities:
Net loss from operations	$(107,368)

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation	131,636
(Increase) in receivable	(91,162)
Decrease in prepaid expenses	17,949
(Increase) in other assets	(36,999)
Increase in payables	2,929

Total Adjustments	24,353

Net cash (used) by operating activities	(83,015)

Investing Activities	—

Financing Activities	—

Net increase (decrease) in cash	(83,015)

Cash and cash equivalents at beginning of period	627,927

Cash and cash equivalents at end of period	$544,912